Exhibit 10.16

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 15, 2022 (this “Amendment”), amends that certain Credit Agreement, dated as of December 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), by and among Pagaya Technologies Ltd., a company organized under the laws of Israel (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement shall have their defined meanings when used herein.

W I T N E S S E T H

WHEREAS, Section 9.02(c) of the Existing Credit Agreement provides that a new lender (such new lender, the “Augmenting Lender”) may increase the Commitments under the Credit Agreement with the consent of the Borrower and the Administrative Agent;

WHEREAS, pursuant to Section 9.02(c) of the Existing Credit Agreement, the undersigned Augmenting Lender desires to become a Lender under the Credit Agreement and to provide an increase to the Commitments thereunder in an aggregate principal amount of $30,000,000 (the “Amendment Transactions”); and

WHEREAS, the Borrower and the Administrative Agent hereby consent to the Amendment Transactions in accordance with Section 9.02(c) of the Existing Credit Agreement.

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.           Commitment Increase. The undersigned Augmenting Lender hereby agrees to be bound by the provisions of the Credit Agreement as a Lender thereunder and agrees that it shall, on and as of the Amendment Effective Date (as defined below), become a Lender for all purposes under the Credit Agreement to the same extent as if originally a party thereto, and hereby commits to provide Commitments thereunder in an aggregate principal amount of $30,000,000 (such Augmenting Lender’s Commitments constituting the Increase referred to in Section 9.02(c) of the Credit Agreement), and the Borrower and Administrative Agent hereby agree and consent thereto.

2.         Augmenting Lender. The undersigned Augmenting Lender (a) represents and warrants that (i) it is duly authorized and has taken all action necessary, to enter into this Amendment, to consummate the transactions contemplated hereby and by the Credit Agreement, to perform its obligations hereunder and under the Credit Agreement and to become a Lender under the Credit Agreement and (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to become a Lender; (b) confirms that it has received a copy of the Existing Credit Agreement and copies of the most recent financial statements delivered by the Borrower pursuant to Section 5.01(a) thereof, and has reviewed such documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Arranger or any other Lender or any of their respective Related Parties; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that from and after the Amendment Effective Date, it will be bound by the provisions of the Credit Agreement as a Lender and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
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3.            Conditions to Effectiveness. This Amendment and the Increase shall become effective on and as of the Business Day on which each of the following conditions shall have been satisfied (such date, the “Amendment Effective Date”):

(a)
The Administrative Agent (or its counsel) shall have received (i) from each party hereto a counterpart of this Amendment signed on behalf of such party (which, subject to Section 9.06 of the Existing Credit Agreement, may include any Electronic Signatures transmitted by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page) and (ii) a duly executed copy of the fee letter between the Borrower and the Augmenting Lender (the “Fee Letter”).

(b)
The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by an authorized person of the Borrower, certifying (i) that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (or, if qualified by “materiality”, “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) and (ii) that no Default or Event of Default has occurred and is continuing as of such date.

(c)
The Administrative Agent shall have received, (i) at least five (5) days prior to the Amendment Effective Date, all documentation and other information regarding the Borrower in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent (I) requested by the Augmenting Lender in writing of the Borrower at least ten (10) days prior to the Amendment Effective Date and (II) not previously delivered to the Administrative Agent and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Amendment Effective Date, to the extent (I) requested by the Augmenting Lender in a written notice to the Borrower at least ten (10) days prior to the Amendment Effective Date and (II) not previously delivered to the Administrative Agent, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Augmenting Lender of its signature page to this Amendment, the condition set forth in this clause (b) shall be deemed to be satisfied).

(d)
The Augmenting Lender shall have received all fees and other amounts due and payable to the Augmenting Lender under the Fee Letter on or prior to the Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.            Reaffirmation. By executing and delivering a counterpart hereof, the Borrower hereby agrees that on and as of the Amendment Effective Date and after giving effect to this Amendment and the Amendment Transactions, (i) all Secured Obligations shall continue to be secured pursuant to the Loan Documents in accordance with the terms and provisions thereof, (ii) each Loan Document, and all of its obligations and liabilities thereunder, shall continue to be in full force and effect in accordance with the terms and provisions thereof and (iii) all of the Liens and security interests created and arising under the Loan Documents (including for the avoidance of doubt, Control Agreement) to which it is a party shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest shall continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for the Secured Obligations under the Loan Documents in accordance with the terms and provisions thereof.

5.            Counterparts; Electronic Signatures; Governing Law; WAIVER OF JURY TRIAL; Confidentiality. Sections 9.06, 9.09, 9.10 and 9.12 of the Existing Credit Agreement are hereby incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

SILICON VALLEY BANK

By:	/s/ Jonathan Wolter
Name:	Jonathan Wolter
Title:	Managing Director

[Signature Page to Amendment No. 1]

Accepted and agreed to as of the date first written above:

PAGAYA TECHNOLOGIES LTD.,
as the Borrower

By:	/s/ Gal Krubiner
Name:	Gal Krubiner
Title:	Chief Executive Officer

By:	/s/ Michael Kurlander
Name:	Michael Kurlander
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Stephanie Lis
Name:	Stephanie Lis
Title:	Authorized Officer

[Signature Page to Amendment No. 1]